UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 29, 2008

Date of Report (Date of earliest event reported)

Commission File No. 000-16449

TIGERLOGIC CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-3046892
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

25A Technology Drive, Irvine, CA 92618

(Address of principal executive offices, Zip Code)

(949) 442-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                          On May 29, 2008, the Board of Directors of the Registrant approved the payment of discretionary cash bonuses to Thomas Lim, the Registrant’s Chief Financial Officer, and Robert W. Albo, the Registrant’s Vice President of Business Solutions, of $30,625 and $21,875, respectively, for the fiscal year ended March 31, 2008 on the basis of the Registrant’s performance and the Compensation Committee’s and Board of Directors’ evaluation of each individual’s performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: May 30, 2008	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer